Supplement dated December 6, 2024
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia ETF Trust II
Columbia EM Core ex-China ETF	8/1/2024
Effective immediately, the following changes are hereby made to the Fund's Prospectus and Summary Prospectus.
The "Index Methodology and Provider Risk" disclosure under the heading "Principal Risks" in the "Summary of Columbia EM Core ex-China ETF" and "More Information About Columbia EM Core ex-China ETF" sections of the Prospectus and in the Summary Prospectus is hereby superseded and replaced with the following:
Index Methodology and Provider Risk. The Fund seeks performance that corresponds to the performance of the Index. There is no guarantee or assurance that the Index will achieve high, or even positive, returns. The Index may underperform more traditional indices. In turn, the Fund could lose value while other indices or measures of market performance increase in value or performance. In addition, the Fund may be subject to the risk of errors in Index computation, construction, reconstitution and rebalancing, despite any of the procedures designed to prevent such occurrences and due diligence conducted by the index provider. Errors may result in a negative performance impact to the Fund and its shareholders. The Index is owned and was developed by the Investment Manager.
The rest of each section remains the same.
The sixth and seventh paragraphs under the heading "Principal Investment Strategies" in the "More Information About Columbia EM Core ex-China ETF" section of the Prospectus are hereby superseded and replaced with the following:
The Index is owned and sponsored by Columbia Management. The Index is administered and calculated by Solactive AG. "Solactive" is a trademark of Solactive AG.
Columbia Management is responsible for setting policy and determining Index composition in accordance with the Index methodology and may make changes, from time to time, in its discretion, including the right to use its qualitative judgment to include, exclude, adjust, or postpone the inclusion of a stock in the Index.
The rest of the section remains the same.
The second paragraph under the heading "Index Providers" in the "More Information About the Funds - Primary Service Provider Contracts" section of the Prospectus is hereby superseded and replaced with the following:
The Beta Thematic Emerging Markets ex-China Index for Columbia EM Core ex-China ETF is owned and sponsored by Columbia Management and administered by Solactive AG, an unaffiliated third-party entity, which also acts as the calculation agent for the index and has day-to-day responsibility for calculating the intra-day value of the index.
The rest of the section remains the same.
The first paragraph under the heading "Columbia EM Core ex-China ETF" in the "Appendix A: Index Providers" section of the Prospectus is hereby superseded and replaced with the following:
The Beta Thematic Emerging Markets ex-China Index is owned and sponsored by Columbia Management. The Fund is permitted to use the Beta Thematic Emerging Markets ex-China Index pursuant to a licensing agreement with Columbia Management or its licensors free of charge. The Beta Thematic Emerging Markets ex-China Index is administered by Solactive AG, an unaffiliated third-party entity, which also acts as the calculation agent for the Beta Thematic Emerging Markets ex-China Index and has day-to-day responsibility for calculating the intra-day value of the Beta Thematic Emerging Markets ex-China Index every 15 seconds, widely disseminating the Beta Thematic Emerging Markets ex-China Index’s intra-day values every 15 seconds, calculating the IIV of the baskets every 15 seconds, tracking corporate actions resulting in adjustments to the Beta Thematic Emerging Markets ex-China Index and the daily calculation and dissemination of the value of the Beta Thematic Emerging Markets ex-China Index.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP274_03_002_(12/24)